CHURCHILL DOWNS INCORPORATED
                           DEFERRED COMPENSATION PLAN


               (As Amended and Restated Effective January 1, 2001)

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                          CHURCHILL DOWNS INCORPORATED
                           DEFERRED COMPENSATION PLAN
               (As Amended and Restated Effective January 1, 2001)

                                Table of Contents

                                                                           Page

SECTION 1  ESTABLISHMENT AND PURPOSE OF PLAN..................................1
     1.1     Establishment and Restatement of Plan............................1
     1.2     Purpose of Plan..................................................1

SECTION 2  DEFINITIONS........................................................1
     2.1     "Account"........................................................1
     2.2     "Board"..........................................................1
     2.3     "Compensation"...................................................1
     2.4     "Cause"..........................................................2
     2.5     "Code" ..........................................................2
     2.6     "Committee"......................................................2
     2.7     "Company"........................................................2
     2.8     "Director" ......................................................2
     2.9.    "Director Fees"..................................................2
     2.10    "Disability" or "Disabled".......................................2
     2.11    "Distribution Account"...........................................2
     2.12    "Employee".......................................................2
     2.13    "Employer".......................................................2
     2.14    "Hardship".......................................................2
     2.15    "In-Service Account".............................................3
     2.16    "Participant"....................................................3
     2.17    "Plan"...........................................................3
     2.18    "Profit Sharing Plan"............................................3

SECTION 3  PARTICIPATION, CONTRIBUTIONS AND DEFERRALS.........................3
     3.1     Eligibility......................................................3
     3.2     Commencement of Participation....................................3
     3.3     Revocation of Right to Participate in Plan.......................3
     3.4     Participant Deferral Elections...................................4
     3.5     No Deferrals During Long Term Disability.........................4
     3.6     Revocation/Modification of Deferral Elections....................4
     3.7     Employer Matching Contributions..................................4
     3.8     Employer Discretionary Contributions.............................4
     3.9     Transfer Contributions...........................................4

SECTION 4  VESTING AND ADMINISTRATION OF ACCOUNTS.............................5
     4.1     Credits/Debts to Account.........................................5
     4.2     Establishment of Rabbi Trust.....................................5

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     4.3     Vesting of Deferrals.............................................5
     4.4     Vesting of Employer Contributions................................5
     4.5     Ownership and Investment of Accounts.............................5
     4.6     Participant's Right to Direct Investment of Account..............5
     4.7     Form of Investment Election......................................6
     4.8     Effective Date of Investment Election............................6
     4.9     Changes to Investment Election...................................6
     4.10    Assumption of Investment Risk....................................6

SECTION 5    DISPOSITION OF PARTICIPANT ACCOUNTS..............................6
     5.1     Plan Distribution Elections......................................6
     5.2     Distribution Date................................................7
     5.3     Form of Distribution.............................................7
     5.4     Hardship Distributions...........................................7
     5.5     Disability Distributions.........................................8
     5.6     Death Distributions..............................................8
     5.7     Disposition of Account on Plan Termination.......................8
     5.8     Disposition of Account If Participating Employer
             Ceases To Be An Affiliated Company...............................9
     5.9     Accelerated Distributions........................................9
     5.10    In-Kind Distributions............................................9
     5.11    Tax Withholding..................................................9
     5.12    Presumed Competency..............................................9
     5.13    Forfeiture of Unclaimed Benefits.................................9

SECTION 6  COMMITTEE ADMINISTRATION..........................................10
     6.1     Plan Committee..................................................10
     6.2     Committee Action................................................10
     6.3     Plan Rules and Regulations......................................10
     6.4     Determinations by Committee.....................................10
     6.5     Plan Records....................................................10

ARTICLE 7  ADOPTION AND WITHDRAWAL...........................................10
     7.1     Adoption by Employers...........................................10
     7.2     Withdrawal of a Participating Employer..........................10
     7.3     Obligation of Employers.........................................11

SECTION 8  CLAIM AND REVIEW PROCEDURES.......................................11
     8.1     Claims Procedure................................................11
     8.2     Review Procedure................................................11

SECTION 9  MISCELLANEOUS PROVISIONS..........................................12
     9.1     Amendment or Termination........................................12
     9.2     Participant's Rights Unsecured..................................12
     9.3     Nontransferability/Nonalienability..............................12
     9.4     Participant Obligation to Furnish Information...................12

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     9.5     No Right of Employment..........................................12
     9.6     Plan Expenses...................................................12
     9.7     Offsets.........................................................13
     9.8     Limitation of Actions...........................................13
     9.9     Governing Law...................................................13

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                          CHURCHILL DOWNS INCORPORATED
                           DEFERRED COMPENSATION PLAN
               (As Amended and Restated Effective January 1, 2001)


                                   SECTION 1.
                        ESTABLISHMENT AND PURPOSE OF PLAN

1.1 Establishment and Restatement of Plan. The Board established the Churchill Downs Incorporated Deferred Compensation Plan effective April 1, 1999. The plan is amended and restated herein effective January 1, 2001.

1.2  Purpose of Plan.
     The purpose of the Plan is to provide eligible executives and directors of Company and its affiliated companies an opportunity to defer to a future date the receipt of base and bonus compensation for services as well as director's fees.

1.3 Incentive Compensation Plan (1985) Merger. The Churchill Downs Incorporated Incentive Compensation Plan (1985) (the "Incentive Plan") is merged into this Plan effective January 1, 2001. Thomas H. Meeker is the sole participant in the Incentive Plan and his Deferred Payment Account under the Incentive Plan is 100% vested. His Deferred Payment Account under the Incentive Plan shall be reflected as a fully vested bookkeeping account under this Plan as transferred funds pursuant to Section 3.9 of this Plan. Said Transferred Account shall be governed by the terms and conditions of this Plan effective January 1, 2001. Meeker shall make an investment election with respect to his Transferred Account in accordance with Section
     4.6 and shall make an election for distribution of the Transferred Account on or after his employment termination in accordance with Section 5.3; provided that if Meeker's employment terminates within eighteen (18) months of said distribution election, the distribution election he made with respect to his Deferred Payment Account under the Incentive Plan shall control.

                                   SECTION 2.
                                   DEFINITIONS

2.1 "Account" means the Participant's In-Service Distribution Account, Distribution Account and Transferred Account which are bookkeeping accounts established on the Company's records showing the amount of the Participant's accrued: (1) Employer contributions; (2) Compensation and Director's Fees deferred pursuant to the Participant's election; (3) in the case of a Transferred Account, deferred compensation transferred to the Plan pursuant to Section 3.9; and (4) any notional earnings and losses accrued thereon.

2.2  "Board" means Company's Board of Directors.

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2.3  "Compensation"  means the regular base salary and annual bonus or incentive compensation payable by the Employer to the Participant for services performed for the Employer.

2.4 "Cause," in connection with the termination of the Participant's employment with the Employer, means that, in the judgment of the Company's President, based upon any information or evidence reasonably persuasive to the President, the Participant: [i] willfully engaged in activities or conducted himself or herself in a manner seriously detrimental to the interests of the Employer, Company or its affiliates; or [ii] failed to execute the duties reasonably assigned to him or her in a reasonably timely, effective, or competent manner; provided, however, that the termination of the Participant's employment because of Disability shall not be deemed to be for Cause and the determination of Cause in the event of the President's employment termination shall be determined by the Board.

2.5  "Code" means the Internal Revenue Code of 1986, as amended.

2.6  "Committee" means the Compensation Committee of the Board.

2.7 "Company" means Churchill Downs Incorporated, a Kentucky corporation, with its principal place of business at 700 Central Avenue, Louisville, Kentucky 40208.

2.8  "Director" means a member of an Employer's board of directors.

2.9 "Director Fees" means the retainer, meeting and other fees payable by the Employer to a member of an Employer's board of directors for service performed as a board member.

2.10 "Disability" or "Disabled" means a physical or mental condition of the Participant which results in the Participant receiving benefits under an Employer's long term disability insurance plan, or in the event that Participant is not participating in an Employer's long term disability insurance plan, means a physical or mental condition which in the judgment of the Committee, based on medical reports and other evidence satisfactory to the Committee, prevents the Participant from satisfactorily performing Participant's usual duties for the Employer or duties of such other job or position which the Employer makes available to Participant and for which the Participant is qualified by reason of training, education or experience.

2.11 "Distribution Account" means the Account established for the Participant for distribution to the Participant on or after employment termination at the Participant's election in accordance with Section 5.

2.12 "Employee" means an individual who is an employee of an Employer and who is part of a select group of management or highly compensated employees of the Employer within the meaning of Labor Reg. 2520.104-23.

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2.13 "Employer" means the Company and any subsidiary or affiliated  company that adopts the Plan as to its  eligible  Employees  and  Directors  pursuant to
     Section 7.

2.14 "Hardship" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or the Participant's dependent (as defined in Code Section 152(a)), loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant's control. The need to send a Participant's child to college or the desire to purchase a home are not considered unforeseeable emergencies that qualify as a "hardship."

2.15 "In-Service Account" means the Account established for the Participant for distribution to the Participant before the Participant's employment termination with the Employer at the Participant's election in accordance with Section 5.

2.16 "Participant" means an Employee or Director who is or has been designated by the Committee as being eligible to participate in the Plan and who has an amount credited to an Account for his or her benefit under the Plan.

2.17."Plan" means the Churchill Downs Deferred Compensation Plan as described herein, and as amended from time to time.

2.18 "Profit Sharing Plan" means the Churchill Downs Incorporated Profit Sharing Plan.

2.19 "Transferred Account" means the Account established for the Participant, and reflecting deferred compensation transferred to the Plan pursuant to
     Section 3.9, for distribution to the Participant on or after employment termination at the Participant's election in accordance with Section 5 or as otherwise specified by the Committee pursuant to Section 3.9.


                                   SECTION 3.
                   PARTICIPATION, CONTRIBUTIONS AND DEFERRALS

3.1 Eligibility. The Plan is intended to constitute, and shall be administered to qualify as, a "top hat" plan exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended, pursuant to Labor Reg. 2520.104-23 and shall be maintained strictly for a select group of management or highly compensated employees as contemplated by said regulation. Subject to the requirements of said regulation, the Committee may designate any of an Employer's management or highly compensated Employees or an Employer's Directors as being eligible to participate in the Plan. The Committee shall communicate designation of eligibility to the Employee or Director in writing as soon as administratively practicable.

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3.2  Commencement of Participation. An Employee or Director who is designated as eligible to participate in the Plan in accordance with Section 3.1 shall commence participation on the next January 1 following the date the Employee or Director files his or her deferral election with the Committee, or its designated agent, in accordance with Section 3.4.

3.3 Revocation of Right to Participate in Plan. The Committee may revoke the right of any Participant to participate in the Plan, which revocation shall be effective with respect to Compensation and Director's Fees earned and payable after the date of such revocation. The revocation shall not alter or diminish the rights of the Participant with respect to amounts credited to the Participant's Account before the revocation.

3.4 Participant Deferral Elections. An Employee or Director who has been designated as eligible to participate in the Plan may elect, in writing on forms approved by the Committee, to defer the receipt of all or a portion (in one percent (1%) increments) of his or her Compensation and Director's Fees earned and payable after the effective date of such election and have such amount credited to the Participant's Account pursuant to the terms of the Plan. The deferral election shall continue from year to year until revoked or modified by the Participant. Deferral elections, and revocation or modifications thereto, must be made during the period of time established by the Committee before the beginning of the calendar year and shall be effective on the January 1 following receipt by the Committee of the completed election form.

3.5 No Deferrals During Long Term Disability. A Participant may not make deferrals under this Plan during any period that the Participant is receiving benefits under a long term disability plan of an Employer.

3.6 Revocation/Modification of Deferral Elections. Deferral elections may be revoked or modified by the Participant by notifying the Committee in writing of such revocation or modification on forms available from the Committee. Any revocation or modification of a deferral election shall be effective on the January 1 following receipt by the Committee of a completed revocation/modification form. Deferral elections shall be automatically revoked on the effective date of Plan termination and on the date the Participant becomes ineligible to participate in the Plan.

3.7  Employer  Matching  Contributions.   The  Participant's  Account  shall  be
     credited with an Employer matching contribution on base compensation deferrals made to this Plan equal to the matching contribution the Participant would have received under the Profit Sharing Plan (whether or not the Participant participates in the Profit Sharing Plan) but for the dollar limits applicable under the Profit Sharing Plan less any matching contribution allocated to the Participant's account under the Profit Sharing Plan. No matching contributions shall be made on Transferred Accounts.

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3.8  Employer  Discretionary  Contributions.  The Employer  may make  additional contributions to the Account or any one or more Participants at its sole discretion. Unless expressly so provided by the Committee, Employer contributions shall not be made to Transferred Accounts. The amount of Employer contributions credited to a Participant's Account pursuant to this
     Section 3.8, if any, shall be determined by the Employer in its sole discretion.
3.9 Transfer Contributions. A Participant may request a transfer to the Plan of contributions deferred under another deferred compensation plan which qualified as an unfunded "top hat" arrangement under Title I of ERISA as well as for income tax purposes. The Committee, in its sole discretion, may elect whether or not to accept transfers from other deferred compensation plans. Unless otherwise specified by the Committee, deferred accounts transferred to this Plan shall be subject to the terms and conditions of this Plan, including but not limited to the time and method of distribution and the Participant shall make a distribution election in accordance with
     Section 5. No matching contributions shall be made on deferred compensation transferred to the Plan pursuant to this Section 3.9.

                                   SECTION 4.
                     VESTING AND ADMINISTRATION OF ACCOUNTS

4.1 Credits/Debts to Account. Compensation and Director's Fees deferred under this Plan pursuant to the Participant's election in accordance with Section
     3.4 shall be credited to the Participant's Account as soon as administratively practical after the date the deferrals would otherwise have been payable to the Participant in accordance with the Employer's normal payroll practices. Matching contributions under Section 3.7 shall be credited to the Participant's Account at the time matching contributions are allocated to participant accounts under the Profit Sharing Plan. Employer discretionary contributions made by the Employer pursuant to
     Section 3.8 shall be credited to the Participant's Account at the time specified by the Employer.

4.2 Establishment of Rabbi Trust. The Committee may establish an irrevocable grantor trust to provide itself a source of funds to assist it in satisfying its liability to Participants and their beneficiaries under this Plan. In the event such rabbi trust is established, the Employer shall make cash contributions to the trust in such amounts and at such times as deferrals are made under the Plan and such other amounts and at such other times as the Committee deems appropriate in its sole discretion. Each Employer shall be the sole owner of the assets of the trust as to its participating Employees and Directors, and the assets of the trust shall be subject to the claims of the general creditors of the Employer. The sole interest of Participant and the Participant's beneficiaries to the assets of the trust shall be as a general creditor of the Employer.

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4.3  Vesting of  Deferrals.  Compensation  and  Director's  Fees  credited  to a
     Participant's  Account, and notional earnings thereon, shall be one hundred
     percent  (100%)  vested  and  nonforfeitable  at  all  times,   subject  to
     adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6. Transferred Accounts shall be one hundred percent (100%) vested unless otherwise specified by the Committee pursuant to Section 3.9.

4.4 Vesting of Employer Contributions. A Participant shall be vested in matching contributions credited to his or her Account pursuant to Section
     3.7 and Employer discretionary contributions credited to his or her Account pursuant to Section 3.8, and earnings thereon, pursuant to the same vesting schedule applicable to matching contributions and employer discretionary contributions under the Profit Sharing Plan.

4.5 Ownership and Investment of Accounts. Amounts credited to a Participant's Account may be kept in any investment vehicles or assets as may be selected by the Committee in its discretion, subject to the right of the Participant to make an investment election in accordance with Section 4.6. Each Employer shall be the owner of all amounts credited to the Accounts of its participating Employees and Directors until paid to the Participant pursuant to Section 5.

4.6 Participant's Right to Direct Investment of Account. A Participant may elect to have his or her Account notionally invested in such investment options as are selected by the Committee and made available to Participants for notional investment purposes under the Plan from time to time. The value of a Participant's Account at any time shall be the value of such underlying notional investments. The Committee shall be under no obligation to make such investments; however, the Committee shall debit or credit, as the case may be, the Participant's Account with notional earnings or losses as if said investments had actually been made. The Participant's Account shall be reduced by an amount equal to the brokerage or other transaction costs that would have been incurred in connection with the deemed purchase or sale of an investment. Until such time as investment options are made available by the Committee, a Participant's Account will be credited with notional interest equal to the prime rate listed in the Money Rates section of The Wall Street Journal on the first business day of the applicable month, plus 100 base points.

4.7 Form of Investment Election. The investment election, if any, must be in writing in a form approved by the Committee, and must be delivered to the Committee and otherwise comply with the rules pertaining to such elections as established by the Committee, on or before such date as the Committee may specify to be valid. The election must designate the percentage of the Account to be notionally invested in each investment option selected; provided, however, that the minimum allocable to any notional investment option shall be one percent (1%) and all percentage designations must be in multiples of one percent (1%). If the Participant fails to make a timely election pursuant to this Section 4.7, such Participant's deferrals shall be invested in a money market fund or its equivalent as designated by the Committee.

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4.8  Effective Date of Investment Election.  Any investment election made by the
     Participant pursuant to this Section 4 shall be effective as soon as administratively practicable after receipt by the Committee, pursuant to procedure established by the Committee and communicated to Participants.

4.9 Changes to Investment Election. Participants may change their investment allocation elections no more than twelve (12) times during any calendar year. Changes are made either by delivering a new investment election form to the Committee, or via an Internet website designed by the Committee, in accordance with the rules of Section 4 and procedures established by the
     Committee. Investment allocation changes must be in increments of one percent (1%) and shall be effective in accordance with the rules of Section 4.8.
4.10 Assumption of Investment Risk. The Participant agrees to assume all risk in connection with any change, including any decrease, in the value of
     Participant's Account which is notionally invested pursuant to the Participant's investment election in accordance with the provisions of this
     Section 4.


                                   SECTION 5.
                       DISPOSITION OF PARTICIPANT ACCOUNTS

5.1 Plan Distribution Elections. Except as otherwise expressly provided herein, amounts credited to a Participant's Account shall be paid to the Participant in accordance with the Participant's distribution election; provided, however, that if on the elected distribution date, any notional investment gains or losses cannot then be determined, such distribution shall be delayed until such accounting can be completed. Distribution elections shall be in writing on forms approved by the Committee, shall specify a distribution date in accordance with Section 5.2, shall specify the form of distribution in accordance with Section 5.3, and shall be filed with the Committee upon first becoming eligible to participate in the Plan. A Participant's In-Service Account distribution election shall specify both an in-service distribution date and a the form of distribution if the Participant's employment ends before the designated date. A Participant's In-Service Account distribution election is irrevocable. A Participant may change his or her Distribution Account or Transferred Account (unless otherwise specified by the Committee in accordance with Section 3.9) distribution election at any time; provided, however, that only the most recent election that is at least eighteen (18) months from the Participant's elected distribution date shall control (or the Participant's first distribution election if Participant has less than eighteen (18) months of Plan participation); any distribution election that is changed within eighteen (18) months of the distribution date shall be ignored.

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5.2     Distribution Date.

(a) Distribution and Transferred Accounts. A Participant's Distribution Account, and the Participant's Transferred Account unless specified otherwise by the Committee pursuant to Section 3.9, shall be distributed to the Participant, in the manner elected by the Participant in accordance with Section 5.3, as soon as administratively practical, but not less than thirty (30) days, after the Participant's employment termination date. For purposes of Section 5, the separation from service of a Participant with one Employer will not interrupt the continuity of participation of such Participant if, concurrently with or immediately after such separation, the Participant is employed by one or more of the other Employers who are participating Employers in accordance with Section 7.

(b) In-Service Account. A Participant's In-Service Account shall be distributed to the Participant in a single sum, as soon as administratively practical following the date elected by the Participant that is any December 31 on or after the sixth anniversary of the date the Participant first makes deferrals to his or her In-Service Account, provided the Participant is still employed with the Employer on that date. If the Participant's employment terminates before the designated date, distribution shall be made to the Participant, in the form elected by the Participant in accordance with Section 5.3, as soon as administratively practical, but not less than thirty (30) days, after the Participant's employment termination date.

5.3 Form of Distribution. Amounts credited to a Participant's Distribution Account and Transferred Account shall, at the Participant's election, be payable to the Participant in a single sum cash payment or in equal monthly cash installments over five (5) or ten (10) years. Amounts credited to a Participant's In-Service Account shall be distributed to the Participant in a single sum cash payment valued as of the December 31 elected by the Participant in accordance with Section 5.2 or, in the event of the Participant's employment termination before said date, at the Participant's election, shall be payable to the Participant in a single sum cash payment or in equal monthly cash installments over five (5) or ten (10) years.

5.4  Hardship Distributions. In the event of Hardship, all deferrals pursuant to
     Section 3.3 shall cease and amounts credited to the Participant's Account as of the date of such Hardship shall be paid to the Participant in a single sum payment as soon as administratively practicable after the date of the Hardship. Notwithstanding the foregoing: [i] payment shall be limited to the amount reasonable necessary to satisfy the Hardship, and [ii] payment shall not be made to the extent that the Hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause several financial hardship, or by cessation of deferrals under this Plan. Any decision of the Committee with respect to the application of the provisions of this section shall have a presumption of correctness, and the burden shall be on Participant to rebut such presumption by a preponderance of the evidence.

     The Participant shall be provided with a reasonable opportunity to present any and all evidence on his or her behalf.

5.5 Disability Distributions. If a Participant becomes Disabled, amounts credited to the Account of the such Participant shall be distributed to the Participant as soon as administratively practicable following a determination of such Disability. The form of distribution shall be in accordance with the Participant's distribution election made in accordance with Section 5.3.

5.6 Death Distributions. If a Participant dies before distribution of all the amounts credited to his or her Account, any amounts remaining in the Participant's Account shall be distributed to such deceased Participant's designated beneficiary or beneficiaries in the form specified by the Participant in accordance with Section 5.3. Payments shall commence as soon as administratively practical after the date of the Participant's death. If distributions have already commenced before the Participant's death, the Participant's designated beneficiary will continue to receive payments according to the same schedule as had been made to the Participant before his or her death. All beneficiary designations shall be in writing on forms approved by the Committee and shall be filed with the Committee. A Participant may, at any time, revoke or change any beneficiary designation by filing a new written designation with the Committee. If there is no effective beneficiary designation filed with the Committee at the time of the Participant's death, distribution of amounts otherwise payable to the deceased Participant under the Plan shall be paid in a single sum cash distribution to the personal representative of the Participant's estate as a part of the Participant's estate. If a beneficiary designated by the Participant to receive the Participant's benefits shall survive the Participant but die before receiving all distributions hereunder, the balance thereof shall be paid in a single sum cash distribution to such deceased beneficiary's estate, unless either (i) the deceased beneficiary designates otherwise by a written beneficiary designation filed with the Committee, in which case such designation shall govern, or (ii) the Participant shall have expressly provided otherwise in the Participant's beneficiary designation. The Committee, upon making a reasonable effort to ascertain the identity of the proper beneficiary or beneficiaries to receive any amounts payable pursuant to these provisions shall be entitled to rely on information reasonably available to it, and upon making any payments provided herein to any beneficiary believed in good faith by the Committee to be entitled thereto, shall have no further liability to any person for such payments.

5.7 Disposition of Account on Plan Termination. Upon termination of the Plan, distribution of Accounts shall be made, at the time and in the form elected by the Participant, according to the distribution election on file with the Committee at the time of such termination.

5.8 Disposition of Account If Participating Employer Ceases To Be An Affiliated Company. In the event the Employer employing the Participant ceases to be a subsidiary or affiliated company with Company and thus ceases to be a participating Employer as provided by Section 7.2, the Participant's deferral election and active participation in the Plan shall cease on the effective date of such event. Distribution of the Participant's Account shall be made at the time and in the form elected by the Participant pursuant to this Section 5, unless the Committee and the Employer agree to transfer the Accounts of affected Participants to a deferred compensation plan of such Employer to be distributed to affected Participants pursuant to the terms of such plan.

5.9 Accelerated Distributions. Notwithstanding anything herein to the contrary, the Committee, in its sole discretion, may accelerate the time for distribution of Accounts and, notwithstanding the Participant's distribution election, may distribute any vested amounts credited to a Participant's Account in a single sum payment if the Participant is discharged by the Employer for Cause.

5.10 In-Kind Distributions. Notwithstanding the provisions of this Section 5, the Committee may, in its discretion, and subject to the requirements of the asset, make payment to the Participant or Participant's beneficiaries in kind in lieu of cash to the extent amounts credited to the Participant's Account are actually invested in an asset.

5.11 Tax Withholding. The Committee shall deduct from the distributions under the Plan any federal, state or local withholding or other taxes or charges which the Employer is required to deduct under applicable law. The Employer shall be entitled to deduct from other compensation payable to the Participant, any employment or other tax required to be withheld as amounts are deferred under the Plan.

5.12 Presumed Competency. Every person receiving or claiming payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice in a form and manner acceptable to the Committee that such person is incompetent and that a guardian, conservator or other person legally vested with the interest of his or her estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments under the Plan shall be appointed by a court of competent jurisdiction, payments under the Plan may be made to such guardian or conservator provided that the proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payments so made shall be a complete discharge of any liability or obligation of Employer or the Committee regarding such payments.

5.13 Forfeiture of Unclaimed Benefits. Each Participant shall keep the Committee informed of his or her current address and the current address of his or her beneficiary. The Committee shall not be obligated to search for the whereabouts of any person. If the Committee is unable to locate any person to whom a payment is due under the Plan or a distribution payment check is not presented for payment, such payment shall be irrevocably forfeited at the earlier of: (1) the day preceding the date such payment would otherwise escheat pursuant to any applicable escheat law; or (2) the later of: [i] three (3) years after the date on which the payment was first due; or [ii] ninety (90) days after issuance of the check. Forfeited payments shall be returned to the source of the payment (e.g., if benefits are funded through contributions by the Employer from its general assets, the forfeited payment shall be returned to the Employer; if the forfeited benefit payment is made from trust funds, the forfeited payment shall revert to the trust from which the payment was made).

                                   SECTION 6.
                            COMMITTEE ADMINISTRATION

6.1 Plan Committee. The Plan shall be administered by the Committee. A Participant who is also a member of the Committee shall not participate in any decision involving an election made by him or her or relating in any way to his or her individual rights, duties and obligations as a Participant under the Plan. The Committee may appoint one or more employees or agents to assist it in administration of the Plan and may delegate its duties under the Plan to such employees or agents.

6.2 Committee Action. A majority of the Committee shall constitute a quorum for the transaction of business. All actions taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee.

6.3 Plan Rules and Regulations. The Committee may from time to time establish rules and regulations for the administration of the Plan and adopt standard forms for such matters as elections, beneficiary designations and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan.

6.4. Determinations by Committee. All determinations of the Committee, including, but not limited to, all questions of construction and interpretation, shall be final, binding and conclusive on all parties and the Committee shall have complete discretion in making such determinations.

6.5. Plan Records. The Committee shall be responsible for maintaining books and records for the Plan.


                                   ARTICLE 7.
                             ADOPTION AND WITHDRAWAL

7.1 Adoption by Employers. An Employer authorized by the Committee to participate in this Plan shall adopt the same by written acknowledgment to the Committee. By so adopting the Plan, such Employer designates the Company as the Employer entitled to administer the Plan and to amend or terminate the Plan through the Committee.

7.2 Withdrawal of a Participating Employer. A participating Employer may withdraw from the Plan as of any date upon ninety (90) days' advance written notice to the Committee, or upon such shorter notice as the Committee, in its sole discretion, may permit. If an Employer shall cease to exist or ceases to be an affiliate of Company, it shall automatically be withdrawn from participation in the Plan effective as of the date it ceases to exist or ceases to be an affiliated company unless a successor organization adopts the Plan with the consent of the Committee in accordance with the provisions of this section.

7.3 Obligation of Employers. Each Employer by adopting the Plan agrees to make all payments required under the Plan to be made or provided to or on behalf of the Participants employed by such Employer, and agrees that the liability for making such payments and providing such benefits shall be the sole and exclusive obligation of such Employer. In addition, each Employer by adopting this Plan agrees to pay all fees and reimburse all expenses to Company as required by the Committee and as agreed to by the parties in connection with the administration of this Plan.


                                   SECTION 8.
                           CLAIM AND REVIEW PROCEDURES

8.1 Claims Procedure. Any person who believes he or she is being denied any rights or benefits under the Plan may file a claim in writing with the Committee. If the claim is denied (in whole or part), the Committee will notify the claimant of its decision in writing. The notification will be written in a manner intended to be understood by the claimant and will contain [i] reasons for the denial, [ii] reference to pertinent Plan provisions, [iii] a description of additional material or information that is needed, and [iv] information as to the steps to be taken if the claimant wishes to submit a request for review. The notification will be given within ninety (90) days after the claim is received by the Committee (or within one hundred eighty (180) days, if special circumstances require an extension of time for processing the claim, and if written notice of the extension and circumstances is given to the claimant within the initial ninety (90) day period). If notification is not given within this period, the claim will be considered denied as of the last day of such period and the claimant may request review of the claim.

8.2 Review Procedure. Within sixty (60) days of the receipt by the claimant of the written notice of denial of the claim, or within sixty (60) days after the claim is deemed denied, if applicable, the claimant may file a written request with the Committee that it conduct a review of the claim, including the conducting of a hearing, if considered necessary by the Committee. In connection with the claimant's appeal of the denial of a benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall make a decision on the claim appeal not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Committee shall notify the claimant in writing of any extension. The decision upon review shall [i] include specific reasons for the decision, [ii] be written in a manner intended to be understood by the claimant, and [iii] contain references to the Plan provisions on which the decision is based.


                                   SECTION 9.
                            MISCELLANEOUS PROVISIONS

9.1 Amendment or Termination. Company reserves the right to amend, modify, terminate or discontinue the Plan at any time by appropriate action taken by the Committee, provided, however, that no such action shall reduce the amounts then credited to any Account of any Participant, subject to adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6 and the claims of the Employer's general creditors.

9.2 Participant's Rights Unsecured. The Employer shall remain the owner of amounts deferred under the Plan by its Employees and Directors participating in the Plan. The Participant and the Participant's beneficiary have only the Employer's unsecured promise to pay. The rights accruing to the Participant and the Participant's beneficiary are those of an unsecured general creditor of the Employer. Any contract, policy or other asset which the Employer may utilize to assure itself of the funds to make payment shall not serve in any way as security to the Participant or beneficiary for the Employer's performance under the Plan. Any account established under the Plan is for bookkeeping purposes only and shall not be considered to create a fund for the Participant or beneficiary.
9.3 Nontransferability/Nonalienability. No right of any Participant or beneficiary to receive any Plan payment shall be subject to alienation, transfer, sale, assignment, pledge, attachment, garnishment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments whether presently or thereafter payable shall be void. Subject to Section 9.7, any Plan payment due shall not in any manner be subject to debts or liabilities of any Participant, beneficiary or other person.

9.4 Participant Obligation to Furnish Information. Each person entitled to receive a Plan payment, whether a Participant, a duly designated beneficiary, a guardian or otherwise, shall provide the Committee with such information as it may from time to time deem necessary or in its best interest in administering the Plan. Any such person shall also furnish the Committee with such documents, evidence, data or other information as the Committee may from time to time deem necessary or advisable.
                                       39

9.5 No Right of Employment. The Plan shall not be deemed to constitute a contract of employment between a Participant and the Employer, nor shall any Plan provision restrict the right of the Employer to discharge a Participant, or restrict the right of a Participant to terminate his or her employment.

9.6 Plan Expenses. Unless paid by the Employer, expenses of administering the Plan shall be paid by the Participants, except as otherwise provided herein, and shall be debited among Participant Accounts in a reasonable manner as determined by the Committee. Expenses that are specific to a Participant's Account shall be debited solely to such Participant's Account and shall not be spread among other Participants.

9.7 Offsets. As a condition to eligibility to participate in the Plan, each Participant consents to the deduction from amounts otherwise payable under the Plan to the Participant and the Participant beneficiaries all amounts owed by the Participant to the Employer and the Company and its affiliates to the maximum extent permitted by applicable law.

9.8 Limitation of Actions. No lawsuit with respect to any benefit payable or other matter arising out or relating to the Plan may be brought before exhaustion of the claim and review procedures set forth in Section 8 and any lawsuit must filed no later than nine (9) months after a claim is denied or be forever barred.

9.9 Governing Law. The Plan shall be construed, administered and governed in all respects under and by the applicable laws of the Commonwealth of Kentucky. By participating in the Plan, the Participant irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Kentucky and of any federal court located in Jefferson County, Kentucky in connection with any action or proceeding arising out of or relating to the Plan, any document or instrument delivered pursuant to or in connection with the Plan.

        Executed this ______ day of ___________________, 2001 but effective
January 1, 2001.


                                           CHURCHILL DOWNS INCORPORATED




                                           By:


                                           Title:

                                           Date Signed: ________________________

                           TOP HAT EXEMPTION STATEMENT


VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED


TO:               Top Hat Plan Exemption
                  Pension and Welfare Benefits Administration
                  Room N-5644
                  U. S. Department of Labor
                  200 Constitution Avenue, NW
                  Washington, D.C.  20210

FROM:             Churchill Downs Incorporated (Sponsoring Employer)
                  700 Central Avenue
                  Louisville, Kentucky 40208

                  EIN: 61-0156015

     Churchill Downs Incorporated maintains the following arrangements primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees:

                  Churchill   Downs  Incorporated  Deferred  Compensation   Plan
                  (coverage: twenty-nine (29) employees)

                  Churchill Downs Incorporated Incentive Compensation Plan (coverage: one (1) employee) merged into Churchill Downs Incorporated Deferred Compensation Plan effective 1/1/01

     These are the only such arrangements maintained by Churchill Downs Incorporated at this time.

     Dated this___ day of ___________, 2001.

                                           CHURCHILL DOWNS INCORPORATED


                                           By:


                                           Title:

                                       41